GENERAL FINANCE CORPORATION

                               OPTION CERTIFICATE
                          (Non-Qualified Stock Option)

      THIS IS TO CERTIFY that General Finance Corporation, a Delaware corporation (the "Company"), has granted to the director, officer, employee or consultant named below ("Grantee") a non-qualified stock option (the "Option") to purchase shares of the Company's common stock (the "Common Stock") under its 2006 Stock Option Plan (the "Plan") and upon the terms and conditions set forth below and in the attached Stock Option Agreement:

      Name of Grantee:
                                 ------------------------------------------

      Address of Grantee:
                                 ------------------------------------------

                                 ------------------------------------------

      Number of Option Shares:
                                 ------------------------------------------

      Exercise Price:            $                                per share
                                  --------------------------------

      Date of Grant:
                                 ------------------------------------------

      Option Expiration Date:
                                 ------------------------------------------

      Exercise Schedule: The Option shall become exercisable ("vest") as follows:

      Date                       Number of Shares
      ----                       ----------------

      ------------------------   -------------------------------------------

      In Witness Whereof, the Company has granted to Grantee the Option as of the Date of Grant set forth above.

GRANTEE                                 GENERAL FINANCE CORPORATION


-------------------------------------   By
                                           ------------------------------------
                                        Its
                                            -----------------------------------

                             STOCK OPTION AGREEMENT
                          (Non-Qualified Stock Option)

      This STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of the Date of Grant set forth in the Option Certificate to which this Agreement is attached (the "Certificate") by and between General Finance Corporation, a Delaware corporation (the "Company"), and the Grantee (the "Grantee") named in the Certificate.

      Pursuant to the 2006 Stock Option Plan of the Company (the "Plan"), the Administrator has determined that Grantee is to be granted, on the terms and conditions set forth in this Agreement and in the Plan, an option to purchase shares of the Company's common stock (the "Common Stock"). It is intended that the option not be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Plan.

      The Company and Grantee agree as follows:

      1. Grant of Option. The Company hereby grants to Grantee, upon the terms and subject to the conditions set forth in this Agreement, an Option (the "Option") to purchase all or any portion of that number of shares of Common Stock set forth in the Certificate (the "Option Shares"), at the exercise price set forth in the Certificate (the "Exercise Price").

      2. Vesting

            2.1. The Option shall "vest" and become exercisable in installments upon and after the dates set forth under the caption "Exercise Schedule" in the Certificate. The installments shall be cumulative; i.e., the Option may be exercised, as to any or all Shares covered by an installment, at any time or times after the installment first becomes exercisable and until expiration or termination of the Option.

            2.2. No vesting shall occur after the Employment Termination Date (as defined in Section 4.2 of this Agreement).

            2.3. Notwithstanding anything to the contrary contained in this Option Agreement, the Option may not be exercised, in whole or in part, unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

      3. Exercise of the Option.

            3.1. The Option may be exercised, in whole or in part, only by delivery to the Company of:

                  3.1.1 written notice of the exercise of the Option in form identical to Exhibit "A" attached to this Agreement stating the number of Option Shares being purchased (the "Purchased Shares"); and

                  3.1.2 payment of the Exercise Price (i) in cash or cash equivalent; or (ii) with the approval of the Administrator, by delivery to the Company of such other consideration (such as shares of Common Stock) acceptable to the Administrator.

            3.2. Following receipt of the exercise notice, any other applicable documents and the payment referred to above, the Company shall, within 30 days, cause certificates representing the Purchased Shares to be delivered to Grantee either at Grantee's address set forth in the records of the Company or at such other address as Grantee may designate in writing to the Company; provided; however, that the Company shall not be obligated to issue a fraction or fractions of a share otherwise issuable upon exercise of the Option, and may pay to Grantee, in cash or cash equivalent, the fair market value of any such fraction or fractions of a share as of the date of exercise.

            3.3. If requested by the Administrator, Grantee shall also deliver this Agreement to the Secretary of the Company, who shall endorse hereon a notation of the exercise and return this Agreement to Grantee. The date of exercise of an Option that is validly exercised shall be deemed to be the date on which there shall have been delivered to the Administrator the instruments referred to in this Section 3. Grantee shall not be deemed to be a holder of any Option Shares pursuant to exercise of the Option until the date of issuance of a stock certificate to him or her for such shares following payment in full for the Option Shares purchased.

            3.4. As a condition to exercise of this Option, the Company may require Grantee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Administrator and upon the request of Grantee, the minimum statutory withholding tax requirements may be satisfied by the withholding of Shares otherwise issuable to Grantee upon the exercise of this Option.

      4. Termination of Option

            4.1. The Option shall terminate and expire upon the earliest to occur of: (i) the Option Expiration Date set forth in the Option Certificate;
(ii) the Termination Date; and (iii) a Corporate Transaction unless specified otherwise by the Administrator in accordance with Section 6 of this Agreement and the Plan. Following the Employment Termination Date, and prior to the Termination Date, the Option may be exercised only to the extent vested as of the date of Employment Termination Date.

            4.2. For purposes of this Agreement:

                  4.2.1 "Employment Termination Date" shall mean the date Grantee is no longer a director, employee or consultant to the Company and its Affiliates. As long as Grantee is at least one of employee, director or consultant, the Employment Termination Date shall not be deemed to have occurred. For example, if Grantee is an employee and a director, the termination of employment as an employee while remaining a director shall not establish an Employment Termination Date (which would only be established if and when Grantee ceases to be a director). Grantee's employment shall not be deemed to terminate by reason of a transfer to or from the Company or an Affiliate or among such entities, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if Grantee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

                  4.2.2 "Termination Date" shall be: (a) the date 90 days following the Employment Termination Date unless Grantee's employment is terminated as a result of the death or disability of Grantee or For Cause or;
(b) upon the Employment Termination Date if Grantee's employment is terminated For Cause; or (c) one year following the Employment Termination Date if Employment Termination Date occurs as a result of the death or disability of Grantee.

                  4.2.3 "For Cause" shall mean Grantee's loss of employment, directorship or consulting engagement by the Company or any of its Affiliates due to Grantee's (a) willful breach or habitual neglect or continued incapacity to perform Grantee's required duties, (b) commission of acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude in connection with Grantee's services to the Company or its Affiliates or which in the determination of the Administrator would prevent the effective performance of Grantee's duties or (c) termination for cause under any employment or consulting agreement between the Company and Grantee (as for cause is defined therein).

      5. Changes in Capital Structure. Subject to Section 6, in cases of stock splits and certain other changes in capital structure and certain other transactions, appropriate adjustments shall be made with respect to the number of Option Shares, the Exercise Price and/or, as applicable the type of securities or property subject to the Option, in accordance with Section 6.4 of the Plan.

      6. Corporate Transactions. The Option is subject to Section 6.1.11 of the Plan in the event of a Corporate Transaction.

      7. Modification. Subject to the terms and conditions and within the limitations of the Plan, the Administrator may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option in substitution for, the Option (to the extent not previously exercised). No modification of the Option shall be made which, without the consent of Grantee, would cause the Option to fail to continue to qualify as an "incentive stock option" within the meaning of Section 422 of the Code or would alter or impair any rights of Grantee under the Option.

      8. Incorporation of Plan. This Agreement incorporates the Plan, is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply with the Plan. Any provision of this Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

      9. Restrictions on Sale of Purchased Shares. Grantee understands that: (a) unless the issuance of the Purchased Shares to Grantee upon exercise of the Option is registered under the Securities Act of 1933, as amended (the "Securities Act"), the Purchased Shares will be "restricted securities" within the meaning of Rule 144 under such Act; (b) the Purchased Shares may not be sold, transferred or assigned by the Grantee except pursuant to an effective registration statement under the Securities Act or an exemption from registration under the Securities Act; and (c) the Company is under no obligation to file a registration statement under the Securities Act covering the Option Shares. Grantee agrees that any certificates evidencing Purchased Shares may bear a legend indicating that their transferability is restricted in accordance with applicable state and federal securities laws.

      10. General Provisions.

            10.1. Further Assurances. Grantee shall promptly take all actions and execute all documents requested by the Company that the Company deems to be reasonably necessary to effectuate the term and intent of this Agreement.

            10.2. Notices. All notices, requests, demands and other communications (collectively, "Notices") given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, or by United States first class, registered or certified mail, postage prepaid, addressed to the party at the address set forth on the signature page of this Agreement. Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails. Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

            10.3. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall is no way be construed to be a waiver of such provision or of any other provision hereof.

            10.4. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of California applicable to contracts made in, and to be performed within, that State.

            10.5. Transfer of Rights under this Agreement. The Company may at any time transfer and assign its rights and delegate its obligations under this Agreement to any other person, corporation, firm or entity, with or without consideration.

            10.6. Option Non-transferable. Grantee may not sell, transfer, assign or otherwise dispose of the Option except by will or the laws of descent and distribution, and only Grantee or his or her legal representative or guardian may exercise the Option during Grantee's lifetime.

            10.7. No Right to Employment. Nothing in this Option shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate Grantee's employment, consulting or advising at any time, nor confer upon Grantee any right to continue in the employ of, consult with or advise the Company or any of its Affiliates.

            10.8. Delivery of Plan to Grantee. Grantee acknowledges that a copy of the Plan has been delivered to Grantee and that Grantee has read the Plan prior to signing this Agreement.

            10.9. Successors and Assigns. Except to the extent specifically limited by the terms and provision of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

            10.10. Miscellaneous. Titles and captions contained in this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement for any other purpose. Except as specifically provided herein, neither this Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

            10.11. Tax Treatment. Grantee acknowledges that the tax treatment of the Option, the Option Shares or any events or transactions with respect thereto may be dependent upon various factors or events that are not determined by the Plan or this Agreement. The Company makes no representations with respect to and hereby disclaims all responsibility as to such tax treatment.

            10.12. Shareholder Approval of Plan. IF THIS OPTION WAS GRANTED PRIOR TO THE APPROVAL OF THE PLAN BY THE COMPANY'S SHAREHOLDERS, NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS OPTION WILL NOT BE EXERCISABLE UNTIL SUCH APPROVAL IS OBTAINED AND IF SUCH APPROVAL IS NOT OBTAINED BY AUGUST 28, 2007, THIS OPTION SHALL TERMINATE UNEXERCISED.

      The signature page of this Agreement consists of the last page of the Certificate.

                                   EXHIBIT "A"

                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)

TO:   General Finance Corporation

      The undersigned, the holder of the enclosed Stock Option Agreement (Non-Qualified Stock Option), hereby irrevocably elects to exercise the purchase right represented by the Option and to purchase thereunder ______* shares of Common Stock of General Finance Corporation (the "Company") and herewith encloses payment of $_________ in full payment of the purchase price of such shares being purchased.

Dated:
      ------------------------------


                                        ---------------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Option)

                                        ---------------------------------------

                                        ---------------------------------------
                                                       (Address)

                                        ---------------------------------------
                                                   Social Security Number

      *Insert here the number of shares being exercised making all adjustments for stock splits, stock dividends or other additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of Section 5 of the Option, may be deliverable upon exercise.

                           GENERAL FINANCE CORPORATION

                               OPTION CERTIFICATE
                            (Incentive Stock Option)

      THIS IS TO CERTIFY that General Finance Corporation, a Delaware corporation (the "Company"), has granted to the employee named below ("Grantee") an incentive stock option (the "Option") to purchase shares of the Company's common stock (the "Common Stock") under its 2006 Stock Option Plan (the "Plan") and upon the terms and conditions set forth below and in the attached Stock Option Agreement:

      Name of Grantee:
                                 ------------------------------------------

      Address of Grantee:
                                 ------------------------------------------

                                 ------------------------------------------

      Number of Option Shares:
                                 ------------------------------------------

      Exercise Price:            $                                per share
                                  --------------------------------

      Date of Grant:
                                 ------------------------------------------

      Option Expiration Date:
                                 ------------------------------------------

      Exercise Schedule: The Option shall become exercisable ("vest") as follows:

      Date                       Number of Shares
      ----                       ----------------

      ------------------------   -------------------------------------------

      In Witness Whereof, the Company has granted to Grantee the Option as of the Date of Grant set forth above.

GRANTEE                                 GENERAL FINANCE CORPORATION


-------------------------------------   By
                                           ------------------------------------
                                        Its
                                            -----------------------------------

                             STOCK OPTION AGREEMENT
                            (Incentive Stock Option)

      This STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of the Date of Grant set forth in the Option Certificate to which this Agreement is attached (the "Certificate") by and between General Finance Corporation, a Delaware corporation (the "Company"), and the Grantee (the "Grantee") named in the Certificate.

      Pursuant to the 2006 Stock Option Plan of the Company (the "Plan"), the Administrator has determined that Grantee is to be granted, on the terms and conditions set forth in this Agreement and in the Plan, an option to purchase shares of the Company's common stock (the "Common Stock"). It is intended that the option qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Plan.

      The Company and Grantee agree as follows:

      1. Grant of Option. The Company hereby grants to Grantee, upon the terms and subject to the conditions set forth in this Agreement, an Option (the "Option") to purchase all or any portion of that number of shares of Common Stock set forth in the Certificate (the "Option Shares"), at the exercise price set forth in the Certificate (the "Exercise Price").

      2. Vesting

            2.1. The Option shall "vest" and become exercisable in installments upon and after the dates set forth under the caption "Exercise Schedule" in the Certificate. The installments shall be cumulative; i.e., the Option may be exercised, as to any or all Shares covered by an installment, at any time or times after the installment first becomes exercisable and until expiration or termination of the Option.

            2.2. No vesting shall occur after the Employment Termination Date (as defined in Section 4.2 of this Agreement).

            2.3. Notwithstanding anything to the contrary contained in this Option Agreement, the Option may not be exercised, in whole or in part, unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

      3. Exercise of the Option.

            3.1. The Option may be exercised, in whole or in part, only by delivery to the Company of:

                  3.1.1 written notice of the exercise of the Option in form identical to Exhibit "A" attached to this Agreement stating the number of Option Shares being purchased (the "Purchased Shares"); and

                  3.1.2 payment of the Exercise Price (i) in cash or cash equivalent; or (ii) with the approval of the Administrator, by delivery to the Company of such other consideration (such as shares of Common Stock) acceptable to the Administrator.

            3.2. Following receipt of the exercise notice, any other applicable documents and the payment referred to above, the Company shall, within 30 days, cause certificates representing the Purchased Shares to be delivered to Grantee either at Grantee's address set forth in the records of the Company or at such other address as Grantee may designate in writing to the Company; provided; however, that the Company shall not be obligated to issue a fraction or fractions of a share otherwise issuable upon exercise of the Option, and may pay to Grantee, in cash or cash equivalent, the fair market value of any such fraction or fractions of a share as of the date of exercise.

            3.3. If requested by the Administrator, Grantee shall also deliver this Agreement to the Secretary of the Company, who shall endorse hereon a notation of the exercise and return this Agreement to Grantee. The date of exercise of an Option that is validly exercised shall be deemed to be the date on which there shall have been delivered to the Administrator the instruments referred to in this Section 3. Grantee shall not be deemed to be a holder of any Option Shares pursuant to exercise of the Option until the date of issuance of a stock certificate to him or her for such shares following payment in full for the Option Shares purchased.

            3.4. Although no payroll tax withholding is required with respect to an incentive stock option, such an option may become or be found to be a nonqualified stock option in whole or in part and, as a condition to exercise of this Option, the Company may require Grantee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Administrator and upon the request of Grantee, the minimum statutory withholding tax requirements may be satisfied by the withholding of Shares otherwise issuable to Grantee upon the exercise of this Option.

      4. Termination of Option

            4.1. The Option shall terminate and expire upon the earliest to occur of: (i) the Option Expiration Date set forth in the Option Certificate;
(ii) the Termination Date; and (iii) a Corporate Transaction unless specified otherwise by the Administrator in accordance with Section 6 of this Agreement and the Plan. Following the Employment Termination Date, and prior to the Termination Date, the Option may be exercised only to the extent vested as of the date of Employment Termination Date.

            4.2. For purposes of this Agreement:

                  4.2.1 "Employment Termination Date" shall mean the first day Grantee is not an employee of the Company or any of its Affiliates. Grantee's employment shall not be deemed to terminate by reason of a transfer to or from the Company or an Affiliate or among such entities, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if Grantee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

                  4.2.2 "Termination Date" shall be: (a) the date 90 days following the Employment Termination Date unless Grantee's employment is terminated as a result of the death or disability of Grantee or For Cause or;
(b) upon the Employment Termination Date if Grantee's employment is terminated For Cause; or (c) one year following the Employment Termination Date if Employment Termination Date occurs as a result of the death or disability of Grantee.

                  4.2.3 "For Cause" shall mean Grantee's loss of employment by the Company or any of its Affiliates due to Grantee's (a) willful breach or habitual neglect or continued incapacity to perform Grantee's required duties,
(b) commission of acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude in connection with Grantee's services to the Company or its Affiliates or which in the determination of the Administrator would prevent the effective performance of Grantee's duties or (c) termination for cause under any employment agreement between the Company and Grantee (as for cause is defined therein).

      5. Changes in Capital Structure. Subject to Section 6, in cases of stock splits and certain other changes in capital structure and certain other transactions, appropriate adjustments shall be made with respect to the number of Option Shares, the Exercise Price and/or, as applicable the type of securities or property subject to the Option, in accordance with Section 6.4 of the Plan.

      6. Corporate Transaction. The Option is subject to Section 6.1.11 of the Plan in the event of a Corporate Transaction.

      7. Modification. Subject to the terms and conditions and within the limitations of the Plan, the Administrator may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option in substitution for, the Option (to the extent not previously exercised). No modification of the Option shall be made which, without the consent of Grantee, would cause the Option to fail to continue to qualify as an "incentive stock option" within the meaning of Section 422 of the Code or would alter or impair any rights of Grantee under the Option.

      8. Disqualifying Disposition. Grantee agrees that, should he or she make a "disposition" (as defined in Section 424(c) of the Code) of all or any of the Purchased Shares within two years from the date of the grant of the Option or within one year after the issuance of such Purchased Shares, he or she shall immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Purchased Shares. Grantee agrees that he or she shall maintain all Purchased Shares in his or her name so long as he or she maintains beneficial ownership of such Purchased Shares.

      9. Incorporation of Plan. This Agreement incorporates the Plan, is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply with the Plan. Any provision of this Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

      10. Restrictions on Sale of Purchased Shares. Grantee understands that:
(a) unless the issuance of the Purchased Shares to Grantee upon exercise of the Option is registered under the Securities Act of 1933, as amended (the "Securities Act"), the Purchased Shares will be "restricted securities" within the meaning of Rule 144 under such Act; (b) the Purchased Shares may not be sold, transferred or assigned by the Grantee except pursuant to an effective registration statement under the Securities Act or an exemption from registration under the Securities Act; and (c) the Company is under no obligation to file a registration statement under the Securities Act covering the Option Shares. Grantee agrees that any certificates evidencing Purchased Shares may bear a legend indicating that their transferability is restricted in accordance with applicable state and federal securities laws.

      11. General Provisions.

            11.1. Further Assurances. Grantee shall promptly take all actions and execute all documents requested by the Company that the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement.

            11.2. Notices. All notices, requests, demands and other communications (collectively, "Notices") given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, or by United States first class, registered or certified mail, postage prepaid, addressed to the party at the address set forth on the signature page of this Agreement. Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails. Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

            11.3. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall is no way be construed to be a waiver of such provision or of any other provision hereof.

            11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of California applicable to contracts made in, and to be performed within, that State.

            11.5. Transfer of Rights under this Agreement. The Company may at any time transfer and assign its rights and delegate its obligations under this Agreement to any other person, corporation, firm or entity, with or without consideration.

            11.6. Option Non-transferable. Grantee may not sell, transfer, assign or otherwise dispose of the Option except by will or the laws of descent and distribution, and only Grantee or his or her legal representative or guardian may exercise the Option during Grantee's lifetime.

            11.7. No Right to Employment. Nothing in this Option shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate Grantee's employment, consulting or advising at any time, nor confer upon Grantee any right to continue in the employ of, consult with or advise the Company or any of its Affiliates.

            11.8. Delivery of Plan to Grantee. Grantee acknowledges that a copy of the Plan has been delivered to Grantee and that Grantee has read the Plan prior to signing this Agreement.

            11.9. Successors and Assigns. Except to the extent specifically limited by the terms and provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

            11.10. Miscellaneous. Titles and captions contained in this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement for any other purpose. Except as specifically provided herein, neither this Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

            11.11. Tax Treatment. Grantee acknowledges that the tax treatment of the Option, the Option Shares or any events or transactions with respect thereto may be dependent upon various factors or events that are not determined by the Plan or this Agreement. The Company makes no representations with respect to and hereby disclaims all responsibility as to such tax treatment.

            11.12. Shareholder Approval of Plan. IF THIS OPTION WAS GRANTED PRIOR TO THE APPROVAL OF THE PLAN BY THE COMPANY'S SHAREHOLDERS, NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS OPTION WILL NOT BE EXERCISABLE UNTIL SUCH APPROVAL IS OBTAINED AND IF SUCH APPROVAL IS NOT OBTAINED BY AUGUST 28, 2007, THIS OPTION SHALL TERMINATE UNEXERCISED.

      The signature page of this Agreement consists of the last page of the Certificate.

                                   EXHIBIT "A"

                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)

TO:   General Finance Corporation

      The undersigned, the holder of the enclosed Stock Option Agreement (Incentive Stock Option), hereby irrevocably elects to exercise the purchase right represented by the Option and to purchase thereunder ______* shares of Common Stock of General Finance Corporation (the "Company") and herewith encloses payment of $_________ in full payment of the purchase price of such shares being purchased.

Dated:
      ------------------------------


                                        ---------------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Option)

                                        ---------------------------------------

                                        ---------------------------------------
                                                        (Address)

                                        ---------------------------------------
                                                   Social Security Number

      *Insert here the number of shares being exercised making all adjustments for stock splits, stock dividends or other additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of Section 5 of the Option, may be deliverable upon exercise.